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                        SMITH BARNEY SECTOR SERIES INC.
                               on behalf of the
                    Smith Barney Global Biotechnology Fund

                     Supplement dated October 12, 2001 to
                      Prospectus dated February 28, 2001

   The following information supplements the disclosure in the Prospectus of the Smith Barney Global Biotechnology Fund. Defined terms have the same meanings as set forth in the Prospectus.

Name Change

   On July 18, 2001, the Board of Directors of Smith Barney Sector Series Inc. voted to change the name of Smith Barney Global Biotechnology Fund as follows:

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Former Name                       New Name
-------------------------------------------------------------
Smith Barney Global Biotechnology Smith Barney Biotechnology
  Fund                              Fund
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

   The name change more accurately reflects the Fund's holdings, which are predominantly (approximately 90%) invested in U.S. securities. The elimination of "Global" from the Fund's name does not preclude investment by the Fund in non-U.S. securities.

   The above name change is effective as of 5 p.m. on October 12, 2001.

FD 02387